Exhibit 23

                            TREX MEDICAL CORPORATION

                    Consent of Independent Public Accountants

        As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated November 3, 1997.

                                                Arthur Andersen LLP

    Boston, Massachusetts
    December 3, 1997